BLACKROCK INDEX FUNDS, INC.

BlackRock Small Cap Index Fund

BlackRock International Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Prospectus of the Funds, dated April 28, 2017

Effective immediately, the following changes are made to the Funds’ Prospectus:

The section entitled “Fund Overview — Key Facts About BlackRock Small Cap Index Fund — Investment Manager” is deleted in its entirety and replaced with the following:

Small Cap Index Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). Small Cap Index Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section entitled “Fund Overview — Key Facts About BlackRock International Index Fund — Investment Manager” is deleted in its entirety and replaced with the following:

International Index Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). International Index Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section entitled “Management of the Funds — BlackRock” is revised as follows:

The second paragraph is amended to add the following:

BlackRock Fund Advisors (“BFA”), the sub-adviser to the Funds and an affiliate of BlackRock, is a registered investment adviser organized in 1984.

The section is amended to add the following:

BlackRock has entered into separate sub-advisory agreements (each, a “Sub-Advisory Agreement”) with BFA, with respect to Master Small Cap Index Series and International Index Fund, under which BlackRock pays BFA for services it provides under each Sub-Advisory Agreement a fee equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement. BFA is responsible for the day-to-day management of Master Small Cap Index Series’ and International Index Fund’s portfolio.

The section is amended to add the following:

A discussion of the basis for the approvals by the Boards of Directors of the Corporation and the Master LLC of the Sub-Advisory Agreements will be available in the semi-annual shareholder report of the applicable Fund for the period ending June 30, 2017.

The section entitled “For More Information — Funds and Service Providers” is amended to add the following:

SUB-ADVISER

BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

Effective immediately, BlackRock Institutional Trust Company, N.A. (“BTC”) is replacing BlackRock Investment Management, LLC (“BIM”) as securities lending agent for the Funds. Accordingly, all references to BIM as securities lending agent in the Funds’ Prospectus are replaced with BTC as the new securities lending agent for the Funds.

Shareholders should retain this Supplement for future reference.

PRO-19003-0617SUP